

NuStar

Morgan Stanley MLP CEO/CFO Roundtable

July 10, 2008

Curt Anastasio
CEO & President

Forward Looking Statements

This presentation contains certain estimates, predictions, projections, assumptions and other forward-looking statements that involve various risks and uncertainties. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this report. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "will," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. For a discussion of certain of those risks, please read "Risk Factors" in Item 1A of NuStar Energy L.P's and NuStar GP Holdings, LLC's Form 10-K for the year ended December 31, 2007 and subsequent quarterly reports as filed with the Securities and Exchange Commission.

NuStar

NuStar Overview

- NuStar Energy L.P. is a leading publicly traded growth-oriented partnership (NYSE: NS)
  - One of the largest independent petroleum pipeline and terminal operators in the U.S.
  - One of the largest asphalt refiners and marketers in the U.S.
  - Total unitholder return of approximately 195% since IPO in April 2001
  - Recently reported record 1Q08 earnings
  - Public owns approximately 80% of NuStar Energy L.P.'s common units
- NuStar GP Holdings, LLC (NYSE: NSH) holds remaining ownership of NuStar Energy L.P. including 2% general partner interest, around 18% of NuStar Energy L.P.'s common units and all of the incentive distribution rights



Public Unitholders
36,421,920 NSH Units
William E. Greehey
6,086,343 NSH Units
85.7%
Membership Interest
14.3%
Membership Interest
NuStar
GP Holdings, LLC
NYSE: NSH
Public Unitholders
44,240,356 NS Units
79.6%
L.P. Interest
2.0% G.P. Interest
18.4% L.P. Interest
Incentive Distribution Rights
NuStar
Energy LP
NYSE: NS

Well-Diversified Asset Base


LEGEND
NuStar Headquarters/International Office
NuStar Asphalt Terminal
Asphalt Refinery
Refined Product Terminals
Third-Party Asphalt Terminal
Crude Oil Storage Facilities
Crude Oil Storage Tanks
Origin/Termination Points
Central West Crude Oil Pipelines System
Central West Refined Products Pipelines System
Single-Use Refined Product Pipelines
Single-Use Crude Oil Pipeline
North Refined Products Pipelines System
East Refined Products Pipelines System
Ammonia Pipelines System
Canada
Mexico
Nova Scotia
Point Tupper
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NH
MA
CT
RI
NJ
DE
MD
Tacoma
Vancouver (2)
Portland
Pittsburg Asphalt
Benicia
Selby
Stockton
Reno
Los Angeles
Rawlins
Denver
Colorado Springs
El Paso
Amarillo
Lubbock
Corpus Christi
Harlingen
Brownsville
Texas City (2)
St. James
Westwego
Indianapolis
Blue Island
Milwaukee
Albany
New Haven
Linden (2)
Paulsboro
Salisbury
Virginia Beach
Charleston
Wilmington
Savannah
Brunswick
Jacksonville
Tampa
Macon
Montgomery
UK and Amsterdam
United Kingdom
Netherlands
Germany
Caribbean
St. Eustatius

Assets Stats:

- 9,063 miles of crude oil and refined product pipelines
- 85 terminal facilities and four crude oil storage tank facilities
- Over 86 million barrels of storage capacity
- 2 asphalt refineries capable of processing 104,000 bpd of crude oil

Global Leader in Independent Liquids Storage



Independent Liquids Storage Capacity
(Millions of Barrels)
NuStar's Expected Additional Capacity from New Projects by the end of 2008
NuStar's Current Capacity including the CITGO Asphalt Refining Company Acquisition
137
103
92
82
57
37
35
33
33
29
21
20
18
16
12
10
8
8
Vopak
Kinder Morgan Energy
NuStar Energy L.P.
Oiltanking
Magellan Midstream
IMTT
SemGroup
Teppco
Plains All American
Sunoco Logistics
Tanquid
Buckeye Pipeline
Odfjell
LBC Tank Terminals
Stolt-Nielsen
Rubis
Global Partners, L.P.
Simon

Source: Company Websites & Management Presentations

- NuStar is the third largest independent liquids terminal operator in the world
- Current portfolio of terminal expansion projects expected to contribute an additional 7 million barrels of storage for a total of ~88 million barrels of storage capacity
- The CITGO Asphalt Refining Co. acquisition adds an additional 4.8 million barrels of storage, bringing NuStar's total storage capacity to around 92 million barrels by the end of 2008

Primarily Fee-Based Assets


Storage
(Terminals & Tanks)
47%
30%
Transportation
(Refined Product & Crude Oil Pipelines)
23%
Refining & Marketing

- Nearly 80% of segment assets at NuStar Energy generate stable, fee-based income
  - Includes refined product terminals, refined product and crude oil pipelines and crude oil storage tanks

Note: Percentages are based on March 31, 2008 asset values, including a preliminary purchase price allocation for the CITGO Asphalt Refining acquisition. Recently combined business segments into three primary segments instead of five segments.

NuStar

Sustained Growth Over Time

- Assets have grown over 11 times since April 2001 IPO



~$4.7 billion
Total Assets
$387 million
NuStar
2001
2002
2003
2004
2005
2006
2007
3/31/2008

UDS
- April 2001 MLP IPO
- Southlake, TX terminal
- Crude oil storage facilities at Ringgold, TX
- UDS acquired by Valero Energy on December 31, 2001

VALERO
- Wichita Falls, TX Business

VALERO
- South TX pipeline system
- Southlake, TX refined product pipeline

Shell
- Interest in Amarillo / Abernathy / Lubbock, TX refined product pipeline

EXXON
- Paulsboro, NJ refined product terminal

TELFER
- Asphalt terminal (Pittsburg, CA)

Royal Trading Co.
- 2 asphalt terminals (OK & NM)

PEMEX
- Joint Venture - Dos Laredos propane terminal and pipeline system in South TX/Mexico

Kaneb
- Kaneb acquisition
- 4 pipeline systems; over 5,000 miles
- 79 terminal facilities

PEMEX
- Construction of more than 110 miles of pipeline in Northern Mexico/ South TX

KOCH SUPPLY & TRADING
- St. James Crude Oil Facility
- 3.3 million barrels of storage capacity

VALERO
- Interest in Capwood pipeline (57-mile pipeline) in March 2006

CITGO
- CITGO Asphalt Refining Company Acquisition

NuStar

Good Distribution Growth

NuStar Energy L.P.
Quarterly Distribution Increases


~8% Y-o-Y growth
$0.915
$0.95
$0.985
$0.985
$0.985
1Q07
2Q07
3Q07
4Q07
1Q08

NuStar GP Holdings, LLC
Quarterly Distribution Increases


~12.5% Y-o-Y growth
$0.32
$0.34
$0.36
$0.36
$0.36
1Q07
2Q07
3Q07
4Q07
1Q08

- NuStar Energy L.P. declared a 1st quarter 2008 distribution of $0.985 per unit, or $3.94 per unit, on an annual basis
  - Healthy coverage ratio of 1.36 times applicable to the limited partners for 1st quarter of 2008
  - Cost of capital lower as incentive distribution rights are capped at 25%
- NuStar GP Holdings, LLC declared a 1st quarter 2008 distribution to $0.36 per unit, or $1.44 per unit, on an annual basis
- Expect further distribution increases in 2008



Currently In the Midst of the Largest Internal Growth Program in the History of the Partnership



NuStar Internal Growth Capex
(Dollars in Millions)
$2
$21
$20
$44
$90
$193
~$180-$185
2002
2003
2004
2005
2006
2007
2008E



Portland Terminal Expansion
Vancouver Terminal Expansion
Stockton Terminal Expansion
Linden Terminal Expansion & Optimization
Baltimore Terminal Expansion
Ammonia Pipeline lateral
Jacksonville Terminal Expansion
St. James Terminal Expansion
Texas City Terminal Expansion
LEGEND
Amsterdam Terminal Expansion
St. Eustatius Terminal Expansion

- Numerous high-return storage and pipeline projects underway on current $400 million construction program
  - Nearly all of the projects expected to be completed on time and on budget, despite increases in labor and material costs
  - Majority of projects expected to be complete by the end of 2008
- Recently announced $500 million of new terminal and pipeline projects to help fuel partnership's growth beyond 2008
  - Does not include other potential projects from acquisition of CITGO Asphalt Refining Company

NuStar

New Asphalt Business

NuStar

Asphalt Asset Overview

- Business comprised of two refineries, three owned terminals, and leases on 14 third-party terminals
  - Paulsboro, NJ Refinery: 74 mbpd
    - Asphalt production is shipped to the Northeast
    - Total storage capacity of 3.4 million barrels
  - Savannah, GA Refinery: 30 mbpd
    - Asphalt production shipped to the Southeast
    - Sole refinery and asphalt producer on the Southeast seaboard
    - Total storage capacity of 1.2 million barrels
  - Wilmington, North Carolina Terminal
    - Total storage capacity of 240,000 barrels
  - 14 third-party leased terminals with total asphalt storage capacity of 1.7 million barrels
- Commitment by PDVSA to supply NuStar an annual average of 75,000 bpd of crude oil
- Right of first offer to purchase nearly 11,000 bpd of paving grade asphalt and over 13,000 bpd of roofing flux asphalt each year to the extent exported by PDVSA


Canada
ME
Nova Scotia
WI
NH
Albany
NY
MA
CT
RI
MI
PA
Bronx
Perth Amboy
NJ
Baltimore
Baltimore
Paulsboro
DE
IL
IN
OH
Dumfries
Piney Point
Hopewell
MD
WV
VA
KY
Bristol
NC
TN
Charlotte
Wilmington
Gainsville
Gwinnett
Fulcro
Lithonia
SC
Charleston
MS
AL
Savannah
GA
Jacksonville
FL
Tampa
LEGEND
Asphalt Terminal
Asphalt Refinery
Refined Product Terminals
Third-Party Asphalt Terminal

NuStar


NuStar

Strategic Rationale


NuStar
Savannah
Asphalt Refinery
NuStar

- Compelling opportunity to buy assets at 50% of replacement value
- Over the long-term expect to benefit from higher asphalt margins due to a tightening market
- Provides exposure to one of the best asphalt markets in the U.S.
- Continues to diversify NuStar's customer base and expands geographic presence
- Complements our existing asphalt marketing and terminals business
- Additional strategic projects expected to benefit results from asphalt business



Coker Additions Expected to Shift U.S. Asphalt Supply/Demand Balance

- U.S. is currently net short asphalt
  - East Coast is the tightest asphalt market and has historically been supplemented with imports or excess production in Mid-Continent and Gulf Coast
- New coker projects primarily in the Gulf Coast and Mid-Continent regions expected to reduce asphalt supply even further
  - Resulting imbalance expected to result in higher call on imports and/or cutting back on coker capacity
- Shifting supply/demand balance expected to drive asphalt margins higher

2007 Asphalt Supply/Demand Balance by Region

(thousands of barrels per day)



0.6
(2.5)
29.8
(45.8)
(6.1)

U.S. Net Short ~24 mbpd

2012 Asphalt Supply/Demand Balance by Region

(thousands of barrels per day)



(2.9)
(31.5)
(85.1)
(43.7)
(93.4)

Expected U.S. Net Short ~257 mbpd

Sources: Poten & Partners; PIRA Refinery Database, Energy Information Agency

Asphalt Demand Drivers

- Paving
  - Aging highway system, increased focus on preventative road maintenance and increases in total highway miles driven
  - Residential and commercial construction
  - Federal, state and local funding for highway projects
- Roofing
  - Re-roofing projects account for majority of asphalt demand versus new builds



U.S. Asphalt Demand
Roofing ~11%
Other* ~3%
Asphalt Paving ~86%

* Consists of coating and sealer markets and asphalt consumed in industrial applications such as paint, paper and steel manufacturing

Significant Infrastructure Needs in the U.S.

- Only spending a fraction of what we should to maintain roads
- Approximately 35% of roads are in fair to poor condition**
- Currently spending around $70 billion annually on highways***
- Estimated $185 billion required each year to maintain roads in current condition***
- Estimated $200 billion required to upgrade roads to good condition***

** Source: TRIP

*** Source: National Surface Transportation Policy & Revenue Commission

NuStar



Investment Highlights

- NuStar GP Holdings, LLC is a leading publicly traded general partner and owns ownership interests in NuStar Energy L.P. including the:
  - 2% general partner interest
  - Incentive distribution rights
  - 10.2 million common units, or 18.4% limited partner interests
- NuStar Energy L.P. is a leading publicly traded growth limited partnership in the U.S.
  - One of the largest independent petroleum pipeline and terminal liquids operators in the world
  - One of the largest asphalt refiners and marketers in the U.S.
  - Strong international terminalling presence
  - Strong safety and environmental performance
  - Provides world class pipeline and terminalling services to some of the world's largest crude oil producers, integrated oil companies, chemical companies, oil traders and refineries
  - One of only a few partnerships with incentive distribution rights capped at 25%
    - Lower cost of capital makes NuStar more competitive in the acquisition market
  - Large portfolio of growth projects
    - Expect to completed $400 million construction program in 2008
    - Identified over $500 million of expansion projects over the next few years
  - Expect to benefit from acquisition of CITGO Asphalt Refining Company
- Growth expected to continue to allow NuStar to provide future distribution increases

NuStar

NuStar


NuStar
NuStar

Questions & Answers